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                                                                   Exhibit 10.45

                   ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS

     ASSIGNMENT AGREEMENT by and among Barbara S. Will, of Scottsdale, Arizona, Anthony K. Welch, of Evergreen, Colorado, and James K. Howson, of Phoenix, Arizona, in their individual capacities and as principals of IPVoice Communications, Inc., a Delaware Corporation and, as the case may be, of Condor Worldwide Ltd. (IPVoice Communications, Inc., Condor Worldwide, Ltd., Ms. Will, Mr. Welch, and Mr. Howson hereinafter jointly and severally referred to as "Assignors") and IPVoice.Com, Inc., a Nevada corporation (hereinafter referred to as "Assignee"), effective this 5th day of May, 2000 ("Effective Date").

                                    RECITALS

     The Assignors desire that all of the intellectual property inhering in certain software called Multicom Business Management Software, a telecommunications software program which uses an internet interface with the public telephone system and provides real time billing, administration and control of the long distance telephone calls, including any and all modifications and future improvements which the Assignors or any of them may create (the "Software") be assigned to Assignee.

     Previous agreements have been executed which together were intended to transfer some or all of the intellectual property rights to the Assignee. These consist of (a) an Assignment from IPVoice Communications, Inc. to Assignee of all right, title, and interest in and to the Software executed on March 17, 2000; (b) an Assignment from James K. Howson to Condor Worldwide Ltd. of all of Howson's right, title and interest in and to the Software executed on March 10, 1998; (c) and Agreement between Barbara S. Will, Anthony K. Welch, Condor Worldwide Ltd., and James Howson by which Anthony K. Welch exchanged all of his right, title and interest in and to the Software for a certain number of shares of stock in Assignee, executed March 17, 2000; and (d) Minutes of a Meeting of the Board of Directors of Assignee, held on March 16, 2000, by which IPVoice Communications, Inc. offered to sell all of its right, title and interest in and to the Software to Assignee for $1.00, which offer was accepted.

                 ASSIGNMENT OF ALL INTELLECTUAL PROPERTY RIGHTS

     For $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, Assignors jointly and severally assign to Assignee all right, title and interest that they or any of them have in the Software, and in all copyright, trade secret, and any other intellectual property rights inherent in the Software. Assignors further assign to Assignee all causes of action which may have heretofore accrued due to the infringement of any intellectual property right in the Software by a third party.
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     IN WITNESS WHEREOF, Assignors and Assignee have executed or caused the execution of this agreement on the date first above written.




                                        /s/  Barbara S. Will
                                        -------------------------------
                                        Barbara S. Will


                                        /s/  Anthony K. Welch
                                        -------------------------------
                                        Anthony K. Welch


                                        CONDOR WORLDWIDE, LTD.



                                        By /s/  Dennis J. Sutton
                                        -------------------------------
                                                Dennis J. Sutton
                                                Managing Director


                                        /s/  James K. Howson
                                        -------------------------------
                                        James K. Howson



                                        IPVOICE COMMUNICATIONS, INC.



                                        By: /s/  Barbara S. Will
                                        -------------------------------
                                                 Barbara S. Will
                                                 President




                                        IPVOICE.COM, INC.




                                        By: /s/  Barbara S. Will
                                        -------------------------------